Exhibit 99.1

Monthly Volume Summary: June 2009 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									June 2009 Highlights:

Purchases and	Net Increase/	Ending	Annualized	Annualized Liquidation	> The total mortgage portfolio increased at an annualized rate of 6.6% in June.

>  Refinance-loan purchase volume was $50.9 billion in June, up from $40.3 billion in May.

>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio increased to
     $829.8 billion at June 30, 2009.

>  The net amount of mortgage-related investments portfolio mortgage purchase and sale agreements entered into during the month of June totaled $9.9 billion, up from the $5.3 billion entered into during the month of May.

>  Total guaranteed PCs and Structured Securities issued increased at an annualized rate of 9.9% in June.

>  We completed tender offers to repurchase certain of our short-term and long-term debt securities in June 2009.
     Consequently, our outstanding debt declined to $857.3 billion and our other investments balance declined to $73.3 billion at June 30, 2009.

>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $577 million in
     June. Duration gap averaged 0 months. See Endnote (15) for further information.

>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
									Conservator of Freddie Mac. See our website www.FreddieMac.com/investors, for more information.
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate

Jun 2008	$53,661	$(1,721)	$(41,569)	$10,371	$2,201,694	5.7%	22.8%
Jul	34,631	(2,500)	(24,440)	7,691	2,209,385	4.2%	13.3%
Aug	25,777	(20,355)	(22,617)	(17,195)	2,192,190	(9.3%)	12.3%
Sep	27,234	(3,454)	(19,632)	4,148	2,196,338	2.3%	10.7%
Oct	19,279	(899)	(19,823)	(1,443)	2,194,895	(0.8%)	10.8%
Nov	26,867	(31)	(21,712)	5,124	2,200,019	2.8%	11.9%
Dec	29,799	(4,986)	(17,356)	7,457	2,207,476	4.1%	9.5%

Full-Year 2008	460,015	(35,669)	(319,546)	104,800	2,207,476	5.0%	15.2%

Jan 2009	21,709	(5,350)	(21,527)	(5,168)	2,202,308	(2.8%)	11.7%
Feb	40,052	(734)	(33,776)	5,542	2,207,850	3.0%	18.4%
Mar	86,085	(4)	(47,428)	38,653	2,246,503	21.0%	25.8%
Apr	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1%)	28.4%
May	50,223	(5,334)	(47,890)	(3,001)	2,228,291	(1.6%)	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%

YTD 2009 [5]	$319,309	$(32,709)	$(253,593)	$33,007	$2,240,483	3.0%	23.0%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	and Sale		Structured	Related Securities		Mortgage	Ending

	Purchases [6]	Other Activity [7]	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [8]	Agreements [9]	Agreements		Securities	Agency	Non-Agency	Loans	Balance

Jun 2008	$37,983	$(5,795)	$(10,773)	$791,798	33.4%	16.8%	$58,385	$(23,639)	$34,746	Jun 2008	$413,907	$74,143	$212,725	$91,023	$791,798
Jul	22,076	(5,775)	(9,858)	798,241	9.8%	14.9%	61,637	(61,961)	(324)	Jul	414,365	80,857	209,848	93,171	798,241
Aug	4,353	(32,505)	(9,206)	760,883	(56.2%)	13.8%	73,028	(88,438)	(15,410)	Aug	397,573	59,526	206,972	96,812	760,883
Sep	17,373	(33,383)	(7,997)	736,876	(37.9%)	12.6%	37,098	(34,577)	2,521	Sep	374,946	57,108	204,510	100,312	736,876
Oct	45,366	(11,097)	(7,481)	763,664	43.6%	12.2%	60,880	(43,517)	17,363	Oct	399,986	57,815	202,172	103,691	763,664
Nov	49,649	761	(8,647)	805,427	65.6%	13.6%	50,406	(35,429)	14,977	Nov	431,976	67,586	199,798	106,067	805,427
Dec	21,511	(14,703)	(7,473)	804,762	(1.0%)	11.1%	84,492	(59,127)	25,365	Dec	424,524	70,852	197,910	111,476	804,762

Full-Year 2008	321,310	(124,267)	(113,094)	804,762	11.6%	15.7%	632,634	(424,800)	207,834	Full-Year 2008	424,524	70,852	197,910	111,476	804,762

Jan 2009	25,055	(22,340)	(8,557)	798,920	(8.7%)	12.8%	42,971	(25,944)	17,027	Jan 2009	420,886	66,198	195,749	116,087	798,920
Feb	36,621	(2,355)	(11,150)	822,036	34.7%	16.7%	36,851	(32,863)	3,988	Feb	436,257	68,709	193,941	123,129	822,036
Mar	66,574	(6,797)	(14,709)	867,104	65.8%	21.5%	80,250	(64,405)	15,845	Mar	455,421	92,638	192,099	126,946	867,104
Apr	20,982	(42,274)	(15,522)	830,290	(50.9%)	21.5%	48,057	(47,101)	956	Apr	435,590	77,563	189,905	127,232	830,290
May	14,724	(7,207)	(14,376)	823,431	(9.9%)	20.8%	46,382	(41,064)	5,318	May	431,156	72,355	188,050	131,870	823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837

YTD 2009	$190,374	$(86,349)	$(78,950)	$829,837	6.2%	19.6%	$317,751	$(264,704)	$53,047	YTD 2009	$440,478	$72,889	$186,195	$130,275	$829,837

Please see Endnotes on page 3.

TABLE 4 - TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]							TABLE 5 - DEBT ACTIVITIES [12]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate [5]		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Jun 2008	$43,981	$(36,473)	$7,508	$1,823,803	5.0%	24.1%	Jun 2008	$243,557	$36,603	$(19,330)	$(779)	$209	$625,959	$869,516
Jul	21,712	(20,006)	1,706	1,825,509	1.1%	13.2%	Jul	246,316	13,944	(6,657)	(5,103)	(148)	627,995	874,311
Aug	22,072	(18,701)	3,371	1,828,880	2.2%	12.3%	Aug	228,635	7,164	(7,312)	(2,584)	(858)	624,405	853,040
Sep	21,994	(16,466)	5,528	1,834,408	3.6%	10.8%	Sep	224,230	5,037	(37,278)	(796)	(658)	590,710	814,940
Oct	13,803	(16,994)	(3,191)	1,831,217	(2.1%)	11.1%	Oct	282,601	10,432	(12,903)	(1,068)	(1,306)	585,865	868,466
Nov	14,514	(19,163)	(4,649)	1,826,568	(3.0%)	12.6%	Nov	305,481	2,809	(8,108)	(30)	8	580,544	886,025
Dec	15,722	(15,052)	670	1,827,238	0.4%	9.9%	Dec	330,902	10,777	(49,265)	(3,808)	1,126	539,374	870,276

Full-Year 2008	357,861	(269,456)	88,405	1,827,238	5.1%	15.5%	Full-Year 2008	330,902	244,313	(268,038)	(17,954)	(710)	539,374	870,276

Jan 2009	16,277	(19,241)	(2,964)	1,824,274	(1.9%)	12.6%	Jan 2009	352,212	34,134	(36,968)	(15)	(1,008)	535,517	887,729
Feb	29,815	(32,018)	(2,203)	1,822,071	(1.4%)	21.1%	Feb	373,285	38,276	(33,467)	(21)	(107)	540,198	913,483
Mar	57,684	(44,935)	12,749	1,834,820	8.4%	29.6%	Mar	350,269	67,042	(25,637)	—	536	582,139	932,408
Apr	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%	Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524
May	43,733	(44,309)	(576)	1,836,016	(0.4%)	29.0%	May	277,038	39,435	(27,655)	—	840	616,347	893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271

YTD 2009 [5]	$259,714	$(235,828)	$23,886	$1,851,124	2.6%	25.8%	YTD 2009	$262,792	$244,717	$(167,168)	$(22,520)	$76	$594,479	$857,271

TABLE 6 - DELINQUENCIES [13]					TABLE 7 - OTHER INVESTMENTS		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [15]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance [14]		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Jun 2008	0.67%	2.10%	0.93%	0.04%	Jun 2008	$71,687	Jun 2008	$390	$513	$49	$90	0	0
Jul	0.72%	2.30%	1.01%	0.03%	Jul	68,697	Jul	348	—	42	—	0	—
Aug	0.79%	2.50%	1.11%	0.02%	Aug	84,064	Aug	271	—	81	—	0	—
Sep	0.87%	2.75%	1.22%	0.01%	Sep	68,590	Sep	395	338	87	70	0	0
Oct	0.96%	3.04%	1.34%	0.01%	Oct	94,793	Oct	354	—	34	—	0	—
Nov	1.09%	3.41%	1.52%	0.01%	Nov	79,119	Nov	394	—	65	—	0	—
Dec	1.26%	3.79%	1.72%	0.01%	Dec	64,270	Dec	260	332	149	84	1	0

					Full-Year 2008	64,270	Full-Year 2008	397	—	73	—	0	—

Jan 2009	1.46%	4.31%	1.98%	0.03%	Jan 2009	94,311	Jan 2009	102	—	90	—	0	—
Feb	1.60%	4.54%	2.13%	0.08%	Feb	98,611	Feb	447	—	44	—	1	—
Mar	1.73%	4.85%	2.29%	0.09%	Mar	99,414	Mar	429	328	121	87	1	1
Apr	1.86%	5.10%	2.44%	0.10%	Apr	110,947	Apr	493	—	130	—	0	—
May	2.01%	5.45%	2.62%	0.12%	May	114,498	May	570	—	101	—	0	—
Jun	2.13%	5.82%	2.78%	0.11%	Jun	73,345	Jun	577	547	40	90	0	0

					YTD 2009	$73,345	YTD 2009	$439	—	$88	—	1	—

Please see Endnotes on page 3.

ENDNOTES

(1)	The activity and balances set forth in these tables represent contractual amounts of unpaid principal balances, which are measures that differ from the balance of the mortgage-related investments portfolio as calculated in conformity with GAAP, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities that are reflected in our mortgage-related investments portfolio under GAAP.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as mortgage-related investments portfolio purchases (Table 2) plus total guaranteed PCs and Structured Securities issuances (Table 4) less purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio. Purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio totaled $24,405 million (based on unpaid principal balance) during the month of June 2009.
(4)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	Issuances and liquidations for the six months ended June 30, 2009 include approximately $5.7 billion of conversions of previously issued long-term standby commitments into either PCs or Structured Transactions. These conversion amounts, based on the unpaid principal balance of the single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and, in the same month, are included in issuances, representing the new securities issued. Excluding these conversions, the amount of our issuances for the six months ended June 30, 2009 would have been $254.0 billion in Table 4 and the annualized liquidation rate for the six months ended June 30, 2009 in Tables 1 and 4 would have been 22.5% and 25.2%, respectively. As of June 30, 2009, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,847 billion in Table 4.
(6)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales under GAAP as well as all transfers through swap-based exchanges.
(7)	See Endnote 4. Also includes: (a) net additions to our mortgage-related investments portfolio for delinquent mortgage loans purchased out of PC pools, (b) balloon/reset mortgages purchased out of PC pools and (c) transfers of PCs and Structured Securities from our mortgage-related investments portfolio reported as sales.
(8)	Mortgage purchase agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same period in which we have entered into the related commitment.
(9)	Mortgage sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to sell mortgage-related securities out of our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same period in which we have entered into the related commitment.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our Annual Report on Form 10-K, dated March 11, 2009.
(11)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(12)	Represents the combined balance and activity of our senior and subordinated debt based on the par values of these liabilities.
(13)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the net carrying value of mortgages 90 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions and PCs backed by Ginnie Mae Certificates as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our Annual Report on Form 10-K, dated March 11, 2009.
The unpaid principal balance of our single-family Structured Transactions at June 30, 2009 was $26.2 billion, representing approximately 1% of our total mortgage portfolio. Included in this balance is $4.9 billion that are backed by subordinated securities, including $1.8 billion of these that are secured by FHA/VA loans, for which those agencies provide recourse for 100% of the qualifying losses associated with the loan. Structured Transactions backed by subordinated securities benefit from credit protection from the related subordinated tranches, which we do not purchase or guarantee. The remaining $21.3 billion of our Structured Transactions as of June 30, 2009 are single-class, or pass-through securities, including $10.2 billion of option ARMs, which do not benefit from structural or other credit enhancement protections. The delinquency rate for our single-family Structured Transactions was 7.79% at June 30, 2009. The total single-family delinquency rate including our Structured Transactions was 2.89% at June 30, 2009. Below are the delinquency rates of our Structured Transactions:
Structured Transactions securitized by: subordinated securities, including FHA/VA guarantees 21.1%; option ARM pass-through securities 14.1%; other pass-through securities 0.6%.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family delinquency rates.
(14)	Other Investments ending balance consists of our cash and investments portfolio, which as of June 30, 2009 consists of: $46.7 billion of cash and cash equivalents; $8.5 billion of federal funds sold and securities purchased under agreements to resell; and $18.1 billion of non-mortgage investments. Non-mortgage investments within this balance are presented at fair value.
(15)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.